Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

SEPTEMBER 30, 2014

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Senior Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS

SEPTEMBER 30, 2014

	Page		Page
Third Quarter Highlights	3	Common Stock Data	20
Investor Information	4	Market Summary	21
Equity Research Coverage	5	Property Listing - Consolidated Portfolio	22-24
Financial and Operating Highlights	6	Development, Redevelopment and Development Potential
Capitalization Summary	7		25
Portfolio Summary	8	Capital Expenditures	26
Consolidated Balance Sheets	9	Property Listing - Unconsolidated Partnerships	27
Consolidated Statements of Operations	10	Lease Expirations	28
Balance Sheet / Operations Statement Detail	11	Expirations by Market	29
FFO, CFFO and AFFO	12	10 Largest Tenants	30
FFO, CFFO and AFFO per Share	13	Same Property Analysis	31
Reconciliation of EBITDA and Adjusted EBITDA	14	Future Lease Commencements	32
Reconciliation of Net Operating Income	15	Acquisitions	33
Interest Expense	16	Leasing Activity	34
Coverage Ratios	17	Tenant Improvements, Leasing Commissions and Tenant Concessions
Debt Summary	18		35
Debt Maturities	19	Non-GAAP Financial Measure Definitions	36
		Definitions	37

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with security breaches and other disruptions to the company’s information technology networks and related systems; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

THIRD QUARTER HIGHLIGHTS

SEPTEMBER 30, 2014

Financial and Operating Performance

•	Executed 47 leasing transactions during the quarter representing approximately 657,700 square feet, contributing to:

•	Positive net absorption for the third quarter of approximately 219,700 square feet; and

•	An increase in the operating portfolio leased percentage on a weighted-average basis to 92.6% at quarter end;

•	Increased same property net operating income on a cash basis by 7.2% year-over-year;

•	Generated total revenues of approximately $168.9 million and set a new company record for rental revenues of $122.8 million; and

•

Generated funds from operations (FFO) and core funds from operations (CFFO) of $0.40 per diluted share and adjusted funds from operations (AFFO) of $0.35 per diluted share, and reported net income available to common stockholders for the quarter of approximately $16.0 million, or $0.08 per diluted share.

New Investments

•	Completed development delivery of the 3737 Market Street building on the Science Center campus in Philadelphia, Pennsylvania, which was 82.4% leased at quarter end.

Financing Activity

•	Issued 4,955,377 shares of common stock in exchange for approximately $84.3 million of exchangeable senior notes at the request of holders exercising their exchange rights.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 17.2 million rentable square feet. Additional information is available at www.biomedrealty.com. Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

SEPTEMBER 30, 2014

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at:	www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	James R. Berens
Chairman	Chairman and	Executive Vice President,	President
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Wexford Science & Technology
William R. Brody, M.D., Ph.D.	R. Kent Griffin, Jr.	Jonathan P. Klassen	Sandy N. Weeks, Esq.
Gary A. Kreitzer	President and	Senior Vice President,	Senior Vice President and
Theodore D. Roth	Chief Operating Officer	General Counsel and Secretary	General Counsel
Janice. L. Sears	Gary A. Kreitzer	John P. Bonanno	Wexford Science & Technology
M. Faye Wilson	Executive Vice President, Director	Senior Vice President,	Daniel C. Cramer
	Matthew G. McDevitt	Leasing & Development	Senior Vice President, Development
	Executive Vice President, Real Estate		Wexford Science & Technology
Greg N. Lubushkin
Chief Financial Officer

Tentative Schedule for Quarterly Results
Fourth Quarter 2014	February 4, 2015
First Quarter 2015	April 29, 2015
Second Quarter 2015	July 29, 2015
Third Quarter 2015	October 28, 2015

EQUITY RESEARCH COVERAGE

SEPTEMBER 30, 2014

Cantor Fitzgerald	David Toti Evan Smith	(212) 915-1219 (212) 915-1220	dtoti@cantor.com evan.smith@cantor.com

Cowen and Company	James Sullivan Tom Catherwood	(646)562-1380 (646)562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Kevin Tyler	(949)640-8780	mknott@greenst.com ktyler@greenst.com

Jefferies & Co.	Omotayo Okusanya	(212)336-7076	tokusanya@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917)368-2280 (917)368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Mizuho Securities	Richard Anderson	(212)205-8445	richard.anderson@us.mizuho-sc.com

MLV & Co.	Paul Morgan Joe Ng	(415)325-4187 (646)412-7736	pmorgan@mlvco.com jng@mlvco.com

Morgan Stanley	Vance Edelson Vikram Malhotra	(212)761-0078 (212)761-7064	vance.edelson@morganstanley.com vikram.malhotra@morganstanley.com

Raymond James	Paul D. Puryear William A. Crow	(727)567-2253 (727)567-2594	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David B. Rodgers Mathew R. Spencer	(216)737-7341 (414)298-5053	drodgers@rwbaird.com mspencer@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Chad Vanacore	(443)224-1351 (518)587-2581	bernsted@stifel.com vanacorec@stifel.com

UBS Securities	Ross T. Nussbaum Nick Yulico	(212)713-2484 (212)713-3402	ross.nussbaum@ubs.com nick.yulico@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443)263-6516 (443)263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

SEPTEMBER 30, 2014

(In thousands, except per share and ratio amounts)

	Three Months Ended
Selected Operating Data	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Rental revenues	$122,838	$120,924	$120,026	$118,048	$116,884
Total revenues	168,916	171,161	168,876	157,993	159,232
EBITDA (1)	105,677	104,445	109,893	97,419	95,093
Adjusted EBITDA (1)	107,180	105,717	99,787	97,735	95,659
Net operating income - cash basis (2)	109,857	105,743	103,843	103,382	100,465
General and administrative expense	12,768	12,443	11,942	11,817	11,934
Acquisition-related expenses	487	1,134	1,250	19	907
Capitalized interest	6,120	5,423	4,192	4,207	3,984
Interest expense, net	22,215	23,131	28,010	27,837	27,870
Operating margin (3)	66.8%	66.7%	66.9%	67.9%	66.8%
General and administrative expense / Total revenues	7.6%	7.3%	7.1%	7.5%	7.5%
Change in same property net operating income - cash basis (4)	7.2%	6.7%	6.8%	6.6%	5.7%
Net income available to common stockholders	15,960	18,636	18,833	10,279	4,247
Net income per share - diluted	$0.08	$0.10	$0.10	$0.05	$0.02
FFO - diluted (5)	83,695	83,378	83,383	70,997	67,586
FFO per share - diluted (5)	$0.40	$0.40	$0.40	$0.34	$0.33
CFFO - diluted (5)	84,182	84,512	84,633	71,016	68,493
CFFO per share - diluted (5)	$0.40	$0.40	$0.41	$0.34	$0.33
AFFO - diluted (5)	72,692	67,322	79,511	65,395	60,719
AFFO per share - diluted (5)	$0.35	$0.32	$0.38	$0.31	$0.29
Dividend per share - common stock	$0.250	$0.250	$0.250	$0.250	$0.235
CFFO payout ratio (6)	62.5%	62.5%	61.0%	73.5%	71.2%
AFFO payout ratio (6)	71.4%	78.1%	65.8%	80.6%	81.0%

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, see page 14.
(2)	For definitions and discussion of net operating income - cash basis, see page 15.
(3)	See page 15 for detail.
(4)	Compared to the same period in the prior year. See page 31 for detail.
(5)	For definitions and discussion of FFO, CFFO and AFFO, see page 36. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see pages 12 and 13.
(6)	See page 13 for detail of the CFFO and AFFO payout ratios.

CAPITALIZATION SUMMARY

SEPTEMBER 30, 2014

(In thousands, except per share and ratio amounts)

Capitalization		9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Total common shares outstanding		197,455	192,526	192,503	192,115	192,107
Total units outstanding (1)		5,405	5,405	5,405	5,416	5,416

Total common shares and units outstanding		202,860	197,931	197,908	197,531	197,523
Common share price at quarter end		$20.20	$21.83	$20.49	$18.12	$18.59

Equity value at quarter end		$4,097,785	$4,320,839	$4,055,134	$3,579,261	$3,671,947
Consolidated debt		2,845,685	2,841,063	2,761,337	2,664,834	2,560,173

Total capitalization		$6,943,470	$7,161,902	$6,816,471	$6,244,095	$6,232,120

Debt / Total assets		45.6%	46.1%	45.5%	44.6%	43.4%
Debt / Total gross assets		39.7%	40.3%	40.0%	39.4%	38.6%
Debt / Total capitalization		41.0%	39.7%	40.5%	42.7%	41.1%
Coverage Ratios (2)
Net Debt / Adjusted EBITDA (3)		6.6	6.6	6.8	6.7	6.6
Interest coverage		5.5	5.2	3.9	3.9	3.8
Fixed charge coverage		5.0	4.7	3.6	3.5	3.5
Total Consolidated Debt
Secured debt / Total gross assets		6.7%	6.5%	10.2%	10.5%	10.8%
Floating rate debt / Total debt		36.8%	33.6%	35.7%	33.3%	30.4%
Adjusted floating rate debt / Total debt (4)		17.0%	13.5%	15.2%	12.1%	8.5%
Unencumbered real estate / Total real estate		86.1%	86.3%	76.9%	76.7%	73.9%
Unencumbered CABR / Total CABR (5)		83.4%	83.2%	77.3%	76.9%	75.8%
Unsecured line of credit capacity		$671,000	$745,000	$674,000	$772,000	$880,000

Bond Covenants (6)	Requirements
Total outstanding debt / Total assets	Must be ≤ 60%	40.7%	41.5%	40.8%	40.4%	39.6%
Secured debt / Total assets	Must be ≤ 40%	6.8%	6.6%	10.4%	10.7%	11.1%
Consolidated income available for debt service / Annual debt service charge	Must be ≥ 1.5X	4.3	4.0	3.6	3.6	3.6
Unencumbered assets / Unsecured debt - Notes due 2020	Must be ≥ 150%	246%	240%	249%	253%	265%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be ≥ 150%	244%	239%	247%	252%	263%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.
(2)	For discussion of coverage ratios, see page 36. See page 17 for the calculation of interest and fixed charge coverage ratios. See page 14 for calculation of Adjusted EBITDA.
(3)	Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).
(4)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 18 for more information.
(5)	For current annualized base rent (CABR) by market, see page 21.
(6)	For discussion on bond covenants, see page 37.

PORTFOLIO SUMMARY

SEPTEMBER 30, 2014

	Gross Book Value	Buildings	Rentable Square Feet	Weighted- Average Leased % (1)
	(In thousands)
Operating portfolio	$5,774,159	174	15,738,610	92.6%
Development (2)	277,949	6	1,034,398	83.8%
Redevelopment (2)	14,984	1	41,257	86.5%
Unconsolidated partnership portfolio (3)	36,275	3	355,080	99.9%
Pre-Development (2)	119,604	—	1,124,000	—
Development potential (2)	287,035	—	6,254,000	—

Total portfolio	$6,510,006	184	24,547,345

(1)	Calculated based on gross book value for each asset multiplied by the percentage leased.
(2)	See page 25 for detail and page 37 for definitions of terms.
(3)	See page 27 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2014

(In thousands)

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Assets
Investments in real estate, net	$5,535,115	$5,474,648	$5,235,036	$5,217,902	$5,172,102
Investments in unconsolidated partnerships	36,275	32,440	31,461	32,137	31,978
Cash and cash equivalents	33,864	39,004	59,121	34,706	29,230
Accounts receivable, net	18,843	9,686	10,719	8,421	10,580
Accrued straight-line rents, net	183,904	181,705	178,114	173,779	169,272
Deferred leasing costs, net	224,824	236,848	189,527	198,067	202,393
Other assets	205,487	185,406	371,453	307,589	278,600

Total assets	$6,238,312	$6,159,737	$6,075,431	$5,972,601	$5,894,155

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$478,543	$456,034	$706,013	$709,324	$716,733
Exchangeable senior notes, net	95,678	180,000	180,000	180,000	180,000
Unsecured senior notes, net	1,293,572	1,293,246	895,312	895,083	894,850
Unsecured senior term loans	755,876	764,106	760,066	758,786	755,226
Unsecured line of credit	229,000	155,000	226,000	128,000	20,000
Accounts payable, accrued expenses, and other liabilities	375,933	358,958	333,157	314,383	311,287

Total liabilities	3,228,602	3,207,344	3,100,548	2,985,576	2,878,096
Equity:
Stockholders’ equity:
Common stock	1,975	1,925	1,925	1,921	1,921
Additional paid-in capital	3,643,957	3,557,886	3,554,504	3,554,558	3,552,595
Accumulated other comprehensive loss, net	(20,915)	(24,088)	(19,973)	(32,923)	(38,618)
Dividends in excess of earnings	(675,763)	(642,360)	(612,864)	(583,569)	(545,819)

Total stockholders’ equity	2,949,254	2,893,363	2,923,592	2,939,987	2,970,079
Noncontrolling interests	60,456	59,030	51,291	47,038	45,980

Total equity	3,009,710	2,952,393	2,974,883	2,987,025	3,016,059

Total liabilities and equity	$6,238,312	$6,159,737	$6,075,431	$5,972,601	$5,894,155

CONSOLIDATED STATEMENTS OF OPERATIONS

SEPTEMBER 30, 2014

(In thousands, except share and per share data)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Revenues:
Rental	$122,838	$120,924	$120,026	$118,048	$116,884
Tenant recoveries	42,626	40,280	38,735	37,597	38,907
Other revenue	3,452	9,957	10,115	2,348	3,441

Total revenues	168,916	171,161	168,876	157,993	159,232

Expenses:
Rental operations	54,899	53,636	52,523	49,891	51,688
Depreciation and amortization	64,452	62,736	62,409	58,781	61,898
General and administrative	12,768	12,443	11,942	11,817	11,934
Acquisition-related expenses	487	1,134	1,250	19	907

Total expenses	132,606	129,949	128,124	120,508	126,427

Income from operations	36,310	41,212	40,752	37,485	32,805
Equity in net income/(loss) of unconsolidated partnerships	733	(10)	(138)	(208)	(112)
Interest expense, net	(22,215)	(23,131)	(28,010)	(27,837)	(27,870)
Other income/(expense)	2,148	1,027	8,163	1,136	(687)

Net income	16,976	19,098	20,767	10,576	4,136
Net (income)/loss attributable to noncontrolling interests	(1,016)	(462)	(1,934)	(297)	111

Net income available to common stockholders	$15,960	$18,636	$18,833	$10,279	$4,247

Income from continuing operations per share available to common stockholders:
Basic and diluted earnings per share	$0.08	$0.10	$0.10	$0.05	$0.02

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.08	$0.10	$0.10	$0.05	$0.02

Weighted-average common shares outstanding:
Basic	194,022,619	191,003,248	190,905,867	190,664,323	190,646,722

Diluted	199,574,893	196,800,354	196,545,536	196,117,552	196,131,643

BALANCE SHEET / OPERATIONS STATEMENT DETAIL

SEPTEMBER 30, 2014

(In thousands)

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Restricted cash	$8,297	$9,096	$11,190	$11,500	$9,386
Acquired above-market leases, net	12,197	13,262	14,380	15,828	17,052
Acquired below-market ground lease, net	25,256	25,575	21,865	21,983	19,648
Deferred loan costs, net	16,997	18,652	17,291	18,771	20,407
Lease incentives, net	23,907	19,988	19,135	19,639	20,138
Construction loan receivable, net (1)	—	—	191,280	151,823	120,948
Other	118,833	98,833	96,312	68,045	71,021

Other assets	$205,487	$185,406	$371,453	$307,589	$278,600

Security deposits	$14,766	$14,348	$13,833	$13,728	$13,538
Dividends and distributions payable	50,715	49,483	49,477	49,383	46,418
Accounts payable, accrued expenses and other liabilities	271,634	253,259	231,073	210,986	207,967
Derivative instruments	1,328	2,909	2,154	2,165	2,620
Acquired below-market leases, net	37,490	38,959	36,620	38,121	40,744

Accounts payable, accrued expenses and other liabilities	$375,933	$358,958	$333,157	$314,383	$311,287

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Lease termination revenue	$3,300	$1,023	$5,287	$—	$1,504
Construction loan revenue (2)	—	8,653	2,557	2,190	1,824
Other revenue	152	281	2,271	158	113

Other revenue	$3,452	$9,957	$10,115	$2,348	$3,441

Rental operations expenses	$39,359	$39,511	$38,039	$35,450	$36,222
Real estate taxes	15,540	14,125	14,484	14,441	15,466

Rental operations	$54,899	$53,636	$52,523	$49,891	$51,688

Non-cash adjustment for securities	—	(50)	—	—	—
(Loss)/gain on derivative instruments	(190)	(270)	161	296	121
Gain on sale of assets	—	—	—	—	230
Other investment gain/(loss)	2,291	—	(1,319)	(107)	(1,135)
Realized gain on securities	681	546	9,322	787	354
Realized (loss)/gain on foreign currency transactions	(96)	100	29	56	190
Income tax (expense)/benefit	(538)	701	(30)	104	(447)

Other income/(expense)	$2,148	$1,027	$8,163	$1,136	$(687)

(1)	Represents funding of draws on a $355 million construction loan secured by first priority mortgages on a 1.1 million square foot laboratory, office and retail development project located in Boston, Massachusetts, which was repaid in May 2014 prior to maturity.
(2)	Construction loan revenue for the three months ended June 30, 2014 includes a prepayment fee of approximately $7.5 million, net of deferred loan fees write-offs.

FFO, CFFO AND AFFO (1)

SEPTEMBER 30, 2014

(In thousands)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$15,960	$18,636	$18,833	$10,279	$4,247
Adjustments:
Gain on sale of assets	—	—	—	—	(230)
Noncontrolling interests in operating partnership	429	514	521	285	118
Depreciation & amortization - unconsolidated partnerships	2,312	403	373	382	380
Depreciation & amortization - consolidated entities	64,452	62,736	62,409	58,781	61,898
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(699)	(599)	(441)	(418)	(515)

Funds from operations (FFO) - basic	$82,454	$81,690	$81,695	$69,309	$65,898
Interest expense - exchangeable senior notes due 2030 (2)	1,241	1,688	1,688	1,688	1,688

FFO - diluted	$83,695	$83,378	$83,383	$70,997	$67,586
Acquisition-related expenses	487	1,134	1,250	19	907

CFFO - diluted	$84,182	$84,512	$84,633	$71,016	$68,493

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements (3)	(17,007)	(21,553)	(7,731)	(8,028)	(9,857)
Leasing commissions	(1,741)	(1,929)	(1,910)	(1,780)	(1,703)
Loss/(gain) on derivative instruments	190	270	(161)	(296)	(121)
Non-cash adjustment for securities	—	50	—	—	—
Non-cash debt adjustments	3,046	3,298	3,094	3,106	3,426
Amortization of lease incentives	656	561	557	563	561
Depreciation included in general and administrative expense	848	757	740	647	629
Non-cash equity compensation	3,658	3,729	3,750	3,285	3,489
Straight line rents	(1,174)	(1,949)	(3,194)	(2,983)	(4,078)
Share of unconsolidated partnership adjustments (4)	218	18	18	18	24
Fair-value lease revenue	(184)	(442)	(285)	(153)	(144)

AFFO - diluted	$72,692	$67,322	$79,511	$65,395	$60,719

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. Excludes first generation tenant improvements. For definitions of recurring capital expenditures and first and second generation leases, see page 37.
(4)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

SEPTEMBER 30, 2014

(In thousands, except share, per share and ratio amounts)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
FFO - basic	$82,454	$81,690	$81,695	$69,309	$65,898
FFO - diluted	83,695	83,378	83,383	70,997	67,586
CFFO - diluted	84,182	84,512	84,633	71,016	68,493
AFFO - diluted	72,692	67,322	79,511	65,395	60,719
FFO per share - basic	$0.41	$0.41	$0.41	$0.35	$0.33
FFO per share - diluted (2)	0.40	0.40	0.40	0.34	0.33
CFFO per share - diluted (2)	0.40	0.40	0.41	0.34	0.33
AFFO per share - diluted (2)	0.35	0.32	0.38	0.31	0.29
Dividends and distributions declared per common share	$0.250	$0.250	$0.250	$0.250	$0.235

CFFO payout ratio	62.5%	62.5%	61.0%	73.5%	71.2%
AFFO payout ratio	71.4%	78.1%	65.8%	80.6%	81.0%
Weighted-average common shares and units outstanding diluted (3)	201,059,541	198,309,809	198,056,397	197,563,868	197,546,778
Dilutive effect of exchangeable senior notes due 2030 (2)	7,589,600	10,578,132	10,525,410	10,405,224	10,405,224

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	208,649,141	208,887,941	208,581,807	207,969,092	207,952,002

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 include 1,484,648, 1,509,455, 1,510,861, 1,446,316, and 1,415,135 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

SEPTEMBER 30, 2014

(In thousands)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$15,960	$18,636	$18,833	$10,279	$4,247
Interest expense, net	22,215	23,131	28,010	27,837	27,870
Interest expense - unconsolidated partnerships	200	240	238	244	251
Income tax expense/(benefit)	538	(701)	30	(104)	447
Depreciation & amortization - consolidated entities	64,452	62,736	62,409	58,781	61,898
Depreciation & amortization - unconsolidated partnerships	2,312	403	373	382	380

EBITDA	105,677	104,445	109,893	97,419	95,093
Noncontrolling interests	1,016	462	1,934	297	(111)
Non-cash adjustment for securities	—	50	—	—	—
Gain on sale of assets	—	—	—	—	(230)
Net realized gain on securities (2)	—	—	(8,003)	—	—
Acquisition-related expenses	487	1,134	1,250	19	907
4570 Executive Drive lease termination revenue, net	—	(374)	(5,287)	—	—

Adjusted EBITDA	$107,180	$105,717	$99,787	$97,735	$95,659

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36.
(2)	For the three months ended March 31, 2014 only.

RECONCILIATION OF NET OPERATING INCOME (1)

SEPTEMBER 30, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Net income	$16,976	$19,098	$20,767	$10,576	$4,136
Equity in net (income)/loss of unconsolidated partnerships	(733)	10	138	208	112
Interest expense, net	22,215	23,131	28,010	27,837	27,870
Other (income)/expense	(2,148)	(1,027)	(8,163)	(1,136)	687

Income from operations	36,310	41,212	40,752	37,485	32,805
Depreciation and amortization	64,452	62,736	62,409	58,781	61,898
General and administrative	12,768	12,443	11,942	11,817	11,934
Acquisition-related expenses	487	1,134	1,250	19	907

Consolidated net operating income	$114,017	$117,525	$116,353	$108,102	$107,544

Revenues:
Rental	$122,838	$120,924	$120,026	$118,048	$116,884
Tenant recoveries	42,626	40,280	38,735	37,597	38,907
Other revenue (2)	3,452	9,957	10,115	2,348	3,441

Total revenues	168,916	171,161	168,876	157,993	159,232
Expenses:
Rental operations	54,899	53,636	52,523	49,891	51,688

Consolidated net operating income	$114,017	$117,525	$116,353	$108,102	$107,544

Consolidated net operating income - cash basis (3)	$109,857	$105,743	$103,843	$103,382	$100,465

Operating margin (4)	66.8%	66.7%	66.9%	67.9%	66.8%
Operating expense recovery (5)	77.6%	75.1%	73.7%	75.4%	75.3%

(1)	For a definition and discussion of net operating income, see page 36.
(2)	Includes lease termination income, see page 11 for detail.
(3)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense - other revenue).
(4)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations) / (rental revenues + tenant recovery revenues)).
(5)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

INTEREST EXPENSE

SEPTEMBER 30, 2014

(In thousands)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Mortgage notes payable	$6,156	$5,982	$11,593	$11,699	$11,969
Exchangeable senior notes	1,241	1,688	1,688	1,688	1,688
Unsecured senior notes	12,959	12,288	10,334	10,334	10,334
Unsecured senior term loan	1,785	1,791	1,995	2,009	1,993
Unsecured line of credit	1,793	2,112	2,076	1,767	1,242
Line of credit fees	460	471	563	576	602
Derivative instruments	895	923	859	867	600

Interest expense, net - cash basis	$25,289	$25,255	$29,108	$28,940	$28,428

Non-cash interest expense:
Amortization of fair-value of debt acquired	(665)	(631)	(535)	(509)	(511)
Amortization of debt discounts	327	302	230	233	228
Amortization of deferred loan costs	1,451	1,707	1,509	1,504	1,825
Amortization of deferred interest costs	1,677	1,684	1,691	1,698	1,705
Amortization of put/call and preferred returns	256	237	199	178	179

Non-cash debt adjustments	3,046	3,299	3,094	3,104	3,426
Capitalized interest	(6,120)	(5,423)	(4,192)	(4,207)	(3,984)

Interest expense, net	$22,215	$23,131	$28,010	$27,837	$27,870

COVERAGE RATIOS (1)

SEPTEMBER 30, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Interest coverage ratio
Adjusted EBITDA	$107,180	$105,717	$99,787	$97,735	$95,659
Interest expense:
Interest expense, net	22,215	23,131	28,010	27,837	27,870
Interest expense - unconsolidated partnerships	200	240	238	244	251
Amortization of deferred interest costs	(1,677)	(1,684)	(1,691)	(1,698)	(1,705)
Amortization of deferred loan costs	(1,451)	(1,707)	(1,509)	(1,504)	(1,825)
Amortization of debt discounts	(327)	(302)	(230)	(233)	(228)
Amortization of fair-value of debt acquired	665	631	535	509	511

Total interest expense	$19,625	$20,309	$25,353	$25,155	$24,874

Interest coverage ratio	5.5	5.2	3.9	3.9	3.8

Fixed charge coverage ratio
Adjusted EBITDA	$107,180	$105,717	$99,787	$97,735	$95,659
Fixed charges:
Interest expense, net	22,215	23,131	28,010	27,837	27,870
Interest expense - unconsolidated partnerships	200	240	238	244	251
Amortization of deferred interest costs	(1,677)	(1,684)	(1,691)	(1,698)	(1,705)
Amortization of deferred loan costs	(1,451)	(1,707)	(1,509)	(1,504)	(1,825)
Amortization of debt discounts	(327)	(302)	(230)	(233)	(228)
Amortization of fair-value of debt acquired	665	631	535	509	511
Principal payments	2,020	1,977	2,729	2,705	2,616

Total fixed charges	$21,645	$22,286	$28,082	$27,860	$27,490

Fixed charge coverage ratio	5.0	4.7	3.6	3.5	3.5

(1)	For a discussion of coverage ratios, see page 36.

DEBT SUMMARY

SEPTEMBER 30, 2014

(Dollars in thousands)

	Stated Rate	Effective Rate	Principal Balance	Unamortized Premium / (Discount)	Carrying Value	Maturity Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,523	$478	$11,001	07/17
9901 Belward Campus Drive	5.64%	3.99%	12,959	585	13,544	07/17
100 College Street	2.40%	2.40%	61,224	—	61,224	08/16
4320 Forest Park Avenue	4.00%	2.70%	21,000	—	21,000	06/15
300 George Street	6.20%	4.91%	45,481	3,766	49,247	07/25
Hershey Center for Applied Research	6.15%	4.71%	13,072	1,313	14,385	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	56,155	1,690	57,845	12/18
Shady Grove Road	5.97%	5.97%	141,631	—	141,631	09/16
University of Maryland BioPark I	5.93%	4.69%	16,237	1,346	17,583	05/25
University of Maryland BioPark II	5.20%	4.33%	62,170	3,584	65,754	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,679	270	4,949	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	380	20,380	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.27%	4.64%	465,131	13,412	478,543
Unsecured Fixed Rate Debt:
Unsecured Exchangeable Senior Notes Due 2030 (1)	3.75%	3.75%	95,678	—	95,678	01/30
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(829)	399,171	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(2,215)	397,785	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,612)	248,388	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,773)	248,227	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (2)	1.55%	2.38%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (3)	1.90%	2.14%	162,280	—	162,280	03/17
Unsecured Senior Term Loan Due 2018 (4)	1.35%	1.67%	350,000	—	350,000	03/18
Unsecured Line of Credit (5)	1.25%	1.25%	229,000	—	229,000	03/18

Total / Weighted-Average on Consolidated Debt	3.32%	3.39%	$2,845,685	$6,983	$2,852,669

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	3.75%	3.70%	1,390	6	1,396	05/15
PREI Secured Loan (20%) (variable)	2.21%	2.21%	27,795	—	27,795	08/15

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	2.28%	2.28%	29,185	6	29,191

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.31%	3.38%	$2,874,870	$6,989	$2,881,860

(1)	During the quarter, at the request of the holders, 4,955,377 shares of common stock were issued in exchange for $84.3 million in aggregate principal of the Exchangeable Senior Notes.
(2)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.38% at September 30, 2014.
(3)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of $1.62 to £1.00 at the end of the quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(4)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 1.90% for three years, subject to adjustments based on the Company’s credit ratings.
(5)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.

DEBT MATURITIES

SEPTEMBER 30, 2014

(In thousands)

Weighted-average debt maturity is 4.3 years for consolidated debt (excluding extension options).

	2014	2015	2016	2017	2018	Thereafter	Total
Consolidated debt:
Mortgage Notes Payable:
Mortgage notes payable	$2,080	$31,784	$229,632	$32,306	$47,804	$121,525	$465,131
Unsecured debt:
Unsecured exchangeable senior notes due 2030 (1)	—	—	—	—	—	95,678	95,678
Unsecured senior notes due 2016	—	—	400,000	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	—	400,000	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000
Unsecured senior notes due 2022	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	—	243,596	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	—	162,280	—	—	162,280
Unsecured senior term loan due 2018	—	—	—	—	350,000	—	350,000
Unsecured line of credit	—	—	—	—	229,000	—	229,000

Total unsecured debt	—	—	400,000	405,876	579,000	995,678	2,380,554
Total consolidated debt	$2,080	$31,784	$629,632	$438,182	$626,804	$1,117,203	$2,845,685

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	—	1,390	—	—	—	—	1,390
PREI secured loan (20%) (variable) (2)	—	27,795	—	—	—	—	27,795

Share of total unconsolidated partnership debt	$—	$29,185	$—	$—	$—	$—	$29,185

Total consolidated and share of unconsolidated partnership debt	$2,080	$60,969	$629,632	$438,182	$626,804	$1,117,203	$2,874,870

(1)	The holders of the unsecured exchangeable senior notes due 2030 (the “2030 Notes”) have the right to require the Company to repurchase the 2030 Notes, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2030 Notes plus accrued and unpaid interest. During the quarter, at the request of the holders, 4,955,377 shares of common stock were issued in exchange for $84.3 million in aggregate principal of the Exchangeable Senior Notes.
(2)	The maturity date of the PREI secured loan may be extended to August 2016 after satisfaction of certain conditions and payment of an extension fee.

COMMON STOCK DATA

SEPTEMBER 30, 2014

(Shares in thousands)

	Three Months Ended
Summary of Common Shares	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
Earnings per share
Weighted-average common shares outstanding	194,023	191,003	190,906	190,664	190,647
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,410	5,416	5,416
Dilutive effect of performance units	147	392	229	38	69

Diluted common shares - EPS	199,575	196,800	196,545	196,118	196,132

Funds from operations
Weighted-average common shares outstanding	194,023	191,003	190,906	190,664	190,647
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,410	5,416	5,416
Dilutive effect of performance units	147	392	229	38	69
Dilutive effect of restricted stock	1,485	1,509	1,511	1,446	1,415
Dilutive effect of exchangeable senior notes due 2030	7,589	10,579	10,526	10,405	10,405

Diluted common shares - FFO	208,649	208,888	208,582	207,969	207,952

Closing common shares, OP and LTIP units outstanding	202,860	197,931	197,908	197,531	197,523
High price	$22.62	$22.47	$20.89	$20.56	$21.62
Low price	$19.92	$19.94	$17.98	$17.97	$17.90
Average closing price	$21.73	$21.24	$19.72	$18.95	$19.63
Closing price	$20.20	$21.83	$20.49	$18.12	$18.59
Dividends per share - annualized	$1.00	$1.00	$1.00	$1.00	$0.94
Closing dividend yield - annualized	5.0%	4.6%	4.9%	5.5%	5.1%

Dividends per Share	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
Common Stock - BMR
Amount	$0.250	$0.250	$0.250	$0.250	$0.235
Declared	September 16, 2014	June 16, 2014	March 17, 2014	December 12, 2013	September 16, 2013
Record	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Paid	October 15, 2014	July 15, 2014	April 15, 2014	January 15, 2014	October 15, 2013

MARKET SUMMARY

SEPTEMBER 30, 2014

		Current (1)			Expiration (2)
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)
Boston	3,264,431	$183,748	33.0%	$56.29	$194,965	30.3%	$59.72
Maryland	1,929,487	73,658	13.2%	38.17	87,749	13.6%	45.48
San Francisco	2,484,875	63,460	11.4%	25.54	75,196	11.7%	30.26
San Diego	1,850,608	61,578	11.0%	33.27	76,836	11.9%	41.52
New York / New Jersey	1,592,696	56,882	10.2%	35.71	69,223	10.8%	43.46
Cambridge, UK	512,425	19,037	3.4%	37.15	19,037	3.0%	37.15
Pennsylvania	678,340	17,719	3.2%	26.12	22,769	3.5%	33.57
North Carolina	797,781	13,959	2.5%	17.50	17,801	2.8%	22.31
Seattle	283,436	11,968	2.1%	42.22	15,362	2.4%	54.20
University Related - Other	2,122,525	55,639	10.0%	26.21	64,628	10.0%	30.45

Total portfolio / weighted-average	15,516,604	$557,648	100.0%	$35.94	$643,566	100.0%	$41.48

	Percent Leased
Market	Total Operating Portfolio	Development (3)	Redevelopment (3)	Unconsolidated Partnership Portfolio (4)
Boston	99.2%	—	86.5%	99.9%
Maryland	95.4%	—	—	—
San Francisco	83.7%	—	—	—
San Diego	92.7%	—	—	100.0%
New York / New Jersey	86.8%	100.0%	—	—
Cambridge, UK	99.5%	100.0%	—	—
Pennsylvania	75.9%	—	—	—
North Carolina	92.9%	—	—	—
Seattle	69.7%	20.5%	—	—
University Related - Other	91.2%	99.1%	—	—

Total portfolio (5)	90.6%	84.1%	86.5%	99.9%

Total portfolio weighted-average leased % (6)	92.6%	83.8%	86.5%	99.9%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	See page 25 for detail of the consolidated portfolio and page 37 for definitions of terms.
(4)	See page 27 for detail of the unconsolidated partnership portfolio.
(5)	Calculated based on leased square feet divided by total square feet.
(6)	Calculated based on gross book value for each asset multiplied by the percentage leased.

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

SEPTEMBER 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	9/30/14	6/30/14
	Boston
1	Albany Street	May 31, 2005	2	75,003	0.4%	75,003	100.0%	100.0%
2	320 Bent Street	December 14, 2011	1	195,198	1.2%	195,137	100.0%	100.0%
3	301 Binney Street	December 14, 2011	1	417,290	2.5%	412,074	98.8%	96.7%
4	301 Binney Street Garage	December 14, 2011	1	528 Stalls	n/a	443 Stalls	100.0%	100.0%
5	210 Broadway	February 9, 2012	1	64,812	0.4%	64,812	100.0%	100.0%
6	Center for Life Science | Boston	November 17, 2006	1	704,159	4.2%	696,331	98.9%	98.9%
7	Charles Street	April 7, 2006	1	47,912	0.3%	47,912	100.0%	100.0%
8	320 Charles Street	June 18, 2013	1	99,513	0.6%	99,513	100.0%	100.0%
9	Coolidge Avenue	April 5, 2005	1	37,684	0.2%	34,580	91.8%	91.8%
10	21 Erie Street	May 31, 2005	1	48,627	0.3%	48,627	100.0%	100.0%
11	40 Erie Street	May 31, 2005	1	100,854	0.6%	100,854	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	n/a	322 Stalls	73.2%	72.0%
13	Fresh Pond Research Park	April 5, 2005	6	90,702	0.5%	89,176	98.3%	98.3%
14	50 Hampshire Street	February 9, 2012	1	183,052	1.1%	183,052	100.0%	100.0%
15	60 Hampshire Street	February 9, 2012	1	41,257	0.2%	35,703	86.5%	86.5%
16	Kendall Crossing Apartments	December 14, 2011	1	37 Apts.	n/a	36 Apts.	97.6%	100.0%
17	450 Kendall Street (Kendall G)	May 31, 2011	1	63,000	0.4%	—	—	—
18	500 Kendall Street (Kendall D)	May 31, 2005	1	349,325	2.1%	344,097	98.5%	98.5%
19	675 W. Kendall Street (Kendall A)	May 31, 2005	1	302,919	1.8%	302,919	100.0%	100.0%
20	Sidney Street	May 31, 2005	1	191,904	1.1%	191,904	100.0%	100.0%
21	Vassar Street	May 31, 2005	1	60,845	0.4%	60,845	100.0%	100.0%

	Total Boston		27	3,074,056	18.3%	2,982,539	97.0%	96.7%

	Maryland
22	Beckley Street	December 17, 2004	1	77,225	0.5%	77,225	100.0%	100.0%
23	9900 Belward Campus Drive	July 18, 2012	1	49,317	0.3%	41,816	84.8%	84.8%
24	9901 Belward Campus Drive	July 18, 2012	1	57,152	0.3%	57,110	99.9%	99.9%
25	9911 Belward Campus Drive	May 24, 2006	1	289,912	1.7%	289,912	100.0%	100.0%
26	9920 Belward Campus Drive	May 8, 2007	1	51,181	0.3%	51,181	100.0%	100.0%
27	9704 Medical Center Drive	May 3, 2010	1	122,600	0.7%	122,600	100.0%	100.0%
28	9708-9714 Medical Center Drive	May 3, 2010	3	92,125	0.5%	49,910	54.2%	17.4%
29	1701 / 1711 Research Boulevard	May 9, 2011	1	104,743	0.6%	104,743	100.0%	100.0%
30	Shady Grove Road	May 24, 2006	4	635,058	3.8%	635,058	100.0%	100.0%
31	Tributary Street	December 17, 2004	1	91,592	0.5%	91,592	100.0%	100.0%
32	University of Maryland BioPark I	May 31, 2013	1	76,542	0.5%	75,367	98.5%	98.5%
33	University of Maryland BioPark II	May 31, 2013	1	235,333	1.4%	230,568	98.0%	98.0%
34	University of Maryland BioPark Garage	May 31, 2013	1	638 Stalls	n/a	638 Stalls	100.0%	100.0%
35	50 West Watkins Mill Road	May 7, 2010	1	57,410	0.3%	20,000	34.8%	34.8%
36	55 / 65 West Watkins Mill Road	February 23, 2010	2	82,405	0.5%	82,405	100.0%	100.0%

	Total Maryland		21	2,022,595	11.9%	1,929,487	95.4%	93.7%

	San Francisco
37	Ardentech Court	November 18, 2004	1	55,588	0.3%	55,588	100.0%	100.0%
38	Ardenwood Venture (1)	June 14, 2006	1	72,500	0.4%	72,500	100.0%	83.2%
39	Bayshore Boulevard	August 17, 2004	3	183,344	1.1%	183,344	100.0%	100.0%
40	Bridgeview Technology Park I	September 10, 2004	2	201,567	1.2%	106,694	52.9%	52.9%
41	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.3%	50,400	100.0%	100.0%
42	550 Broadway Street	April 27, 2012	1	71,239	0.4%	71,239	100.0%	100.0%
43	Dumbarton Circle	May 27, 2005	1	44,000	0.3%	44,000	100.0%	100.0%
44	Gateway Business Park	October 26, 2010	4	176,503	1.0%	145,056	82.2%	82.2%
45	Industrial Road	August 17, 2004	1	175,144	1.0%	175,144	100.0%	100.0%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

SEPTEMBER 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	9/30/14	6/30/14
	San Francisco (Continued)
46	Kaiser Drive	August 25, 2005	1	87,953	0.5%	71,215	81.0%	81.0%
47	Pacific Industrial Center	July 11, 2006	1	305,026	1.8%	262,124	85.9%	85.9%
48	Pacific Research Center North	July 11, 2006	6	661,245	3.9%	523,491	79.2%	79.2%
49	Pacific Research Center South	July 11, 2006	3	423,246	2.5%	263,543	62.3%	62.3%
50	Science Center at Oyster Point	October 26, 2010	2	204,887	1.2%	204,887	100.0%	100.0%
51	Woodside Technology Park	February 28, 2013	3	255,650	1.5%	255,650	100.0%	76.1%

	Total San Francisco		31	2,968,292	17.4%	2,484,875	83.7%	81.2%

	San Diego
52	Balboa Avenue	August 13, 2004	1	35,344	0.2%	35,344	100.0%	100.0%
53	Bernardo Center Drive	August 13, 2004	1	61,286	0.4%	61,286	100.0%	100.0%
54	Coast 9	October 15, 2010	9	162,074	1.0%	137,062	84.6%	84.6%
55	4570 Executive Drive	September 17, 2010	1	125,219	0.7%	125,219	100.0%	100.0%
56	Faraday Avenue	September 19, 2005	1	28,704	0.2%	28,704	100.0%	100.0%
57	Gazelle Court	March 30, 2010	1	176,000	1.0%	176,000	100.0%	100.0%
58	3525 John Hopkins Court	December 28, 2010	1	48,306	0.3%	48,306	100.0%	100.0%
59	3545-3575 John Hopkins Court	August 16, 2006	1	72,192	0.4%	63,473	87.9%	87.2%
60	6114-6154 Nancy Ridge Drive	May 2, 2007	3	196,557	1.2%	196,557	100.0%	100.0%
61	6122-6126 Nancy Ridge Drive	April 25, 2012	1	68,000	0.4%	68,000	100.0%	100.0%
62	6828 Nancy Ridge Drive	April 21, 2005	1	42,138	0.3%	42,138	100.0%	100.0%
63	Pacific Center Boulevard	August 24, 2007	2	66,745	0.4%	66,745	100.0%	100.0%
64	Road to the Cure	December 14, 2006	1	67,998	0.4%	67,998	100.0%	100.0%
65	San Diego Science Center	October 21, 2004	1	105,364	0.6%	86,027	81.6%	79.9%
66	10240 Science Center Drive	September 23, 2010	1	49,347	0.3%	49,347	100.0%	100.0%
67	10255 Science Center Drive	September 24, 2004	1	53,740	0.3%	53,740	100.0%	100.0%
68	Sorrento Plaza	December 18, 2010	2	31,184	0.2%	31,184	100.0%	100.0%
69	Sorrento Valley Boulevard	December 7, 2006	1	54,924	0.3%	—	—	—
70	11388 Sorrento Valley Road	September 10, 2010	1	35,940	0.2%	35,940	100.0%	100.0%
71	Summers Ridge	June 8, 2012	—	—	n/a	—	100.0%	100.0%
72	Torreyana Road	March 22, 2007	1	81,204	0.5%	81,204	100.0%	100.0%
73	9865 Towne Centre Drive	August 12, 2004	2	94,866	0.6%	94,866	100.0%	100.0%
74	9885 Towne Centre Drive	August 12, 2004	2	104,870	0.6%	104,870	100.0%	100.0%
75	Waples Street	March 1, 2005	1	50,055	0.3%	21,952	43.9%	43.9%
76	Wateridge Circle	November 1, 2011	3	106,490	0.6%	101,783	95.6%	95.6%

	Total San Diego		40	1,918,547	11.4%	1,777,745	92.7%	92.5%

	New York / New Jersey
77	Ardsley Park	June 23, 2011	5	207,855	1.2%	185,905	89.4%	89.4%
78	Graphics Drive	March 17, 2005	1	72,300	0.4%	46,386	64.2%	64.2%
79	Landmark at Eastview	August 12, 2004	5	800,671	5.0%	652,304	81.5%	81.5%
80	Landmark at Eastview II	August 12, 2004	3	360,520	2.1%	360,520	100.0%	100.0%
81	Landmark at Eastview III	August 12, 2004	2	297,000	1.8%	297,000	100.0%	100.0%
82	One Research Way	May 31, 2006	1	50,581	0.3%	50,581	100.0%	100.0%

	Total New York / New Jersey		17	1,788,927	10.8%	1,592,696	89.0%	89.0%

	Cambridge, UK
83	Granta Park	June 12, 2012	11	472,234	2.8%	470,015	99.5%	99.5%
84	430 Cambridge Science Park	May 15, 2014	1	42,410	0.3%	42,410	100.0%	100.0%

	Total Cambridge, UK		12	514,644	3.1%	512,425	99.6%	99.6%

	Pennsylvania
85	George Patterson Boulevard	October 28, 2005	1	71,500	0.4%	71,500	100.0%	100.0%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

SEPTEMBER 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	9/30/14	6/30/14
	Pennsylvania (Continued)
86	Hershey Center for Applied Research	May 31, 2013	1	80,867	0.5%	78,347	96.9%	94.9%
87	3711 Market Street (2)	May 31, 2013	1	154,793	0.9%	147,773	95.5%	95.5%
88	3737 Market Street (3)	May 31, 2013	1	334,305	2.0%	275,454	82.4%	80.8%
89	Phoenixville Pike	April 5, 2005	1	104,400	0.6%	43,659	41.8%	37.5%
90	Spring Mill Drive	July 20, 2006	1	76,561	0.5%	61,607	80.5%	82.5%
91	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	—	—	—
92	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.4%	—	—	—

	Total Pennsylvania		8	893,540	5.4%	678,340	75.9%	74.8%

	North Carolina
93	Paramount Parkway	July 20, 2010	1	61,603	0.4%	61,603	100.0%	100.0%
94	Patriot Drive	December 17, 2010	1	48,394	0.3%	48,394	100.0%	100.0%
95	Piedmont Triad Research - Wake 90	May 31, 2013	1	475,742	2.8%	415,195	87.3%	87.3%
96	Wake Forest Biotech Place	May 31, 2013	1	242,000	1.4%	242,000	100.0%	100.0%
97	Weston Parkway	December 17, 2010	1	30,589	0.2%	30,589	100.0%	100.0%

	Total North Carolina		5	858,328	5.1%	797,781	92.9%	92.9%

	Seattle
98	Elliott Avenue	August 24, 2004	1	151,194	0.9%	84,657	56.0%	56.0%
99	500 Fairview Avenue	January 28, 2008	1	121,569	0.7%	24,866	20.5%	20.5%
100	530 Fairview Avenue	January 12, 2006	1	101,118	0.6%	101,118	100.0%	100.0%
101	Monte Villa Parkway	August 17, 2004	1	51,000	0.3%	30,167	59.2%	59.2%
102	217th Place	November 21, 2006	1	67,799	0.4%	42,628	62.9%	62.9%

	Total Seattle		5	492,680	2.9%	283,436	57.5%	57.5%

	University Related - Other
103	BRDG Park at Danforth Plant Science Center	May 31, 2013	1	109,731	0.7%	99,386	90.6%	85.0%
104	100 College Street (4)	April 4, 2014	1	510,419	3.0%	505,683	99.1%	99.1%
105	4320 Forest Park Avenue	May 31, 2013	1	152,403	0.9%	152,403	100.0%	100.0%
106	300 George Street (4)	April 4, 2014	1	518,940	3.1%	512,349	98.7%	98.7%
107	Heritage @ 4240	May 31, 2013	1	185,207	1.1%	164,925	89.0%	89.0%
108	Innovation Research Park at ODU I	May 31, 2013	1	95,634	0.6%	86,102	90.0%	90.0%
109	Innovation Research Park at ODU II	May 31, 2013	1	95,634	0.6%	79,072	82.7%	75.8%
110	Trade Centre Avenue	August 9, 2006	2	78,023	0.5%	78,023	100.0%	100.0%
111	University of Miami Life Science & Technology Park	May 31, 2013	1	258,681	1.5%	166,598	64.4%	64.9%
112	University Tech Park at IIT	May 31, 2013	1	128,000	0.8%	128,000	100.0%	100.0%
113	Walnut Street	July 7, 2006	4	149,984	0.9%	149,984	100.0%	100.0%

	Total University Related - Other		15	2,282,656	13.7%	2,122,525	93.0%	92.5%

	Total		181	16,814,265	100.0%	15,161,849	90.2%	89.3%

(1)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(2)	The Company owns 60% of the limited liability company that owns the 3711 Market Street property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(4)	The Company owns 93% of the limited liability company that owns the 100 College and 300 George properties.

DEVELOPMENT, REDEVELOPMENT AND DEVELOPMENT POTENTIAL

SEPTEMBER 30, 2014

(Dollars in thousands)

Property	Market	Rentable Square Feet	Percent Pre-Leased	Investment to Date (1)	Estimated Total Investment (2)	Estimated In-Service Date (3)
Development:
100 College Street	University Related - Other	510,419	99.1%	$101,000	$191,000	Q1 2016
Landmark at Eastview III	New York / New Jersey	297,000	100.0%	83,800	165,900	Q4 2015
500 Fairview Avenue	Seattle	121,569	20.5%	5,600	73,000	Q1 2016
450 Kendall Street (Kendall G)	Boston	63,000	—	27,700	45,500	Q2 2015
430 Cambridge Science Park	United Kingdom	42,410	100.0%	3,900	24,400	Q3 2015

Total / weighted-average		1,034,398	84.1%	$222,000	$499,800
Redevelopment:
60 Hampshire Street	Boston	41,257	86.5%	11,200	15,900	Q4 2014

Total / weighted-average		41,257	86.5%	$11,200	$15,900

Total				$233,200	$515,700

Development Potential:		Estimated	Total
	Pre-Development	Developable	Development
Market	Square Feet	Square Feet	Potential
Maryland	—	800,000	800,000
San Francisco	550,000	1,955,000	2,505,000
San Diego	300,000	—	300,000
New York / New Jersey	—	193,000	193,000
Cambridge, UK	—	138,000	138,000
Pennsylvania	—	2,818,000	2,818,000
North Carolina	274,000	—	274,000
Seattle	—	50,000	50,000
University Related - Other	—	300,000	300,000

Total	1,124,000	6,254,000	7,378,000

(1)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but excludes any amounts accrued, and payroll, interest, ground rent. or operating expenses capitalized, through September 30, 2014.
(2)	Includes construction costs associated with speculative leasing.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.

CAPITAL EXPENDITURES

SEPTEMBER 30, 2014

(Dollars in thousands)

Capital Expenditures:	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13

Development / Pre-Development (1)	$78,596	$50,678	$44,846	$63,650	$42,184
Redevelopment	6,391	3,349	1,185	2,219	752
Tenant improvements - first generation (2)	13,304	8,614	9,175	8,257	5,572
Recurring capital expenditures and second generation tenant improvements (2) (3)	17,007	21,553	7,731	8,028	9,857
Other capital	5,729	3,095	6,906	5,254	8,532

Total capital expenditures	$121,027	$87,289	$69,843	$87,408	$66,897

Capitalized Interest:	Investment	Three Months Ended
	to Date (4)	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13

Development	$222,000	$1,704	$1,777	$981	$695	$1,367
Redevelopment	11,200	96	64	64	330	294
Other Capital Improvements (5)	393,300	3,336	2,638	2,048	2,165	947
Pre-Development	101,300	984	944	1,099	1,017	1,376

Total capitalized interest	$727,800	$6,120	$5,423	$4,192	$4,207	$3,984

Average interest rate capitalized		3.97%	3.94%	4.64%	4.75%	4.88%

(1)	Projects include funds from tax credit dollars received during the quarter. Negative amounts reflect an excess in tax credit benefits received over expenditures incurred during the quarter.
(2)	For definitions of first and second generation leases, see page 37.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 37.
(4)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Development and Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through September 30, 2014.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Development, Redevelopment or Pre-development during the three months ended September 30, 2014.

PROPERTY LISTING - UNCONSOLIDATED PARTNERSHIPS

SEPTEMBER 30, 2014

(Dollars in thousands)

			Rentable	Leased
			Square	Square	Percent Leased
Property	Acquisition Date	Buildings	Feet	Feet	9/30/14	6/30/14	Market
McKellar Court
McKellar Court	September 30, 2004	1	72,863	72,863	100.0%	100.0%	San Diego
PREI
650 E. Kendall Street (Kendall B)	April 4, 2007	1	282,217	281,892	99.9%	71.5%	Boston
350 E. Kendall Street Garage (Kendall F)	April 4, 2007	1	1,409 Stalls	1,136 Stalls	100.0%	100.0%	Boston

Total assets	$292,805
Total debt (1)	152,036
Current annualized base rent	17,911
BioMed’s net investment in unconsolidated partnerships	$36,275
BioMed’s pro rata share of debt	29,185
BioMed ownership percentage	20%

(1)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS

SEPTEMBER 30, 2014

The weighted-average remaining lease term is 8 years for the total portfolio.

			Current (1)			Expiration (2)			GAAP
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)			(In thousands)
Month-to-month	26,744	0.2%	$456	0.1%	$17.05	$456	0.1%	$17.05	$456	0.1%	$17.05
Fourth quarter 2014	229,463	1.5%	13,909	2.5%	60.62	13,909	2.2%	60.62	9,381	1.6%	40.88

2014	229,463	1.5%	13,909	2.5%	60.62	13,909	2.2%	60.62	9,381	1.6%	40.88
First quarter 2015	97,278	0.6%	2,903	0.5%	29.84	2,962	0.5%	30.45	2,795	0.5%	28.73
Second quarter 2015	264,677	1.7%	9,221	1.7%	34.84	9,431	1.7%	35.63	9,311	1.6%	35.18
Third quarter 2015	403,681	2.6%	12,146	2.2%	30.09	12,263	2.2%	30.38	11,793	2.1%	29.21
Fourth quarter 2015	59,366	0.4%	1,571	0.3%	26.46	1,607	0.3%	27.07	1,523	0.3%	25.65

2015	825,002	5.3%	25,841	4.6%	31.32	26,262	4.1%	31.83	25,422	4.5%	30.81
2016	1,152,540	7.4%	45,903	8.2%	39.83	47,391	7.4%	41.12	42,811	7.5%	37.14
2017	871,977	5.6%	26,153	4.7%	29.99	27,831	4.3%	31.92	25,362	4.5%	29.09
2018	1,829,389	11.8%	81,561	14.6%	44.58	84,415	13.1%	46.14	76,147	13.4%	41.62
2019	1,015,681	6.5%	26,782	4.8%	26.37	29,795	4.6%	29.33	28,189	5.0%	27.75
2020	717,528	4.6%	24,307	4.4%	33.88	25,873	4.0%	36.06	23,761	4.2%	33.12
2021	644,309	4.2%	19,695	3.5%	30.57	22,332	3.5%	34.66	19,583	3.4%	30.39
2022	346,291	2.2%	10,242	1.8%	29.58	12,326	1.9%	35.59	10,544	1.9%	30.45
2023	1,413,472	9.1%	58,323	10.5%	41.26	65,319	10.1%	46.21	59,455	10.5%	42.06
Thereafter	6,444,208	41.6%	224,476	40.3%	34.83	287,657	44.7%	44.64	247,453	43.4%	38.40

Total / weighted-average	15,516,604	100.0%	$557,648	100.0%	$35.94	$643,566	100.0%	$41.48	$568,564	100.0%	$36.64

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	For a definition of “forward leased”, see page 37.

EXPIRATIONS BY MARKET

SEPTEMBER 30, 2014

	Leased Square Feet
Expiration	Boston	Maryland	San Francisco	San Diego	New York/ New Jersey	Cambridge, UK	Pennsylvania	North Carolina	Seattle	University/ Other	Total
Month-to-month	—	9,937	—	1,486	630	—	1,399	—	—	13,292	26,744
2014	79,683	46,086	75,784	22,050	—	—	1,287	—	—	4,573	229,463
2015	283,833	30,963	105,534	173,201	8,433	24,441	45,280	16,492	—	136,825	825,002
2016	416,184	13,048	246,012	43,935	40,613	1,103	17,822	92,192	36,885	244,746	1,152,540
2017	141,927	127,288	170,784	160,106	145,581	28,057	32,452	7,853	11,390	46,539	871,977
2018	1,153,536	72,004	171,584	320,607	24,944	—	14,389	15,117	42,628	14,580	1,829,389
2019	31,363	269,929	200,885	98,611	82,124	25,245	87,497	8,932	—	211,095	1,015,681
2020	151,368	130,846	71,215	113,251	28,899	136,434	33,029	19,261	—	33,225	717,528
2021	67,968	45,434	230,311	8,365	40,914	160,290	76,092	10,060	—	4,875	644,309
2022	42,385	4,399	197,726	17,707	27,524	—	6,146	—	—	50,404	346,291
2023	563,964	33,843	525,667	219,636	—	26,294	—	—	—	44,068	1,413,472
Thereafter	332,220	1,145,710	489,373	671,653	1,193,034	110,561	362,947	627,874	192,533	1,318,303	6,444,208

Total	3,264,431	1,929,487	2,484,875	1,850,608	1,592,696	512,425	678,340	797,781	283,436	2,122,525	15,516,604

10 LARGEST TENANTS

SEPTEMBER 30, 2014

BioMed’s properties were leased to 365 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	GlaxoSmithKline plc (2)	924,970	6.0%	$46,281	$50.04	8.3%	June 2026
2	Regeneron Pharmaceuticals, Inc. (3)	1,003,366	6.5%	41,681	41.54	7.5%	Multiple
3	Vertex Pharmaceuticals Incorporated (4)	685,286	4.4%	37,115	54.16	6.7%	Multiple
4	Beth Israel Deaconess Medical Center, Inc.	362,364	2.3%	26,823	74.02	4.8%	July 2023
5	Sanofi (5)	418,003	2.7%	22,978	54.97	4.1%	Multiple
6	Ironwood Pharmaceuticals, Inc.	311,952	2.0%	15,411	49.40	2.8%	February 2018
7	Children’s Hospital Corporation (6)	200,081	1.3%	14,610	73.02	2.6%	May 2023
8	Alexion Pharmaceuticals, Inc. (7)	413,545	2.7%	10,428	25.22	1.9%	Multiple
9	The Broad Institute, Inc. (8)	179,196	1.2%	10,233	57.11	1.8%	Multiple
10	Baxter Healthcare Corporation	156,804	1.0%	9,095	58.00	1.6%	September 2026

	Total / weighted-average (9)	4,655,567	30.1%	$234,655	$50.40	42.1%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK). GSK has executed a payment guarantee with respect to rental payments due under the Company’s leases with HGS.
(3)	On April 3, 2013, the Company entered into a build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 2,833 square feet will expire in July 2015, 7,568 square feet in January 2017, 314,173 square feet in July 2024 and 678,792 square feet in July 2029.
(4)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 292,758 square feet expire January 2016, 20,608 square feet expire May 2017, 290,716 square feet expire May 2018 and 81,204 square feet expire January 2019.
(5)	343,000 square feet expire August 2018 and 75,003 square feet expire October 2018.
(6)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(7)	3,134 square feet expire January 2018 and 410,411 square feet expire January 2025.
(8)	79,683 square feet will expire in November 2014 and 92,513 square feet in September 2024.
(9)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS

SEPTEMBER 30, 2014

(Dollars in thousands)

	Three Months Ended
	9/30/14	9/30/13	Percent Change
Total Same Property Portfolio (1)
Rentable square feet	14,119,673	14,119,673
Percent of total portfolio	84.0%	89.6%
Percent leased	90.5%	88.1%
Revenues:
Rental	$116,178	$114,482	1.5%
Tenant recoveries	39,161	37,436	4.6%

Total revenues	155,339	151,918	2.3%
Expenses:
Rental operations	47,132	46,859	0.6%

Same property net operating income (2)	$108,207	$105,059	3.0%

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	184	(3,949)	(104.7%)

Same property net operating income - cash basis (2) (3)	$108,391	$101,110	7.2%

Rental revenue - cash basis (3)	$115,266	$109,339	5.4%

(1)	The Same Property portfolio includes properties in the total portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.
(2)	For a definition and discussion of net operating income, see page 36. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 15.
(3)	Represents rents on a “cash-on-cash” basis.

FUTURE LEASE COMMENCEMENTS

SEPTEMBER 30, 2014

(Dollars in thousands)

	Annualized Base Rent (1)
	Operating & Redevelopment		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
4Q14	$7,338	$5,143	$—	$—	$7,338	$5,143
1Q15	6,853	5,267	—	—	6,853	5,267
2Q15	3,320	4,536	—	—	3,320	4,536
3Q15	4,780	8,847	1,783	—	6,564	8,847
4Q15	202	1,988	15,463	13,182	15,665	15,169
2016	375	1,398	14,149	14,993	14,524	16,391

	$22,868	$27,179	$31,395	$28,175	$54,264	$55,353

	Leased Square Feet (1)
	Operating & Redevelopment		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
4Q14	257,464	189,188	—	—	257,464	189,188
1Q15	218,242	195,738	—	—	218,242	195,738
2Q15	111,830	142,936	—	—	111,830	142,936
3Q15	189,316	322,172	42,410	—	231,726	322,172
4Q15	8,024	101,272	297,000	297,000	305,024	398,272
2016	20,137	43,387	530,549	572,959	550,686	616,346

	805,013	994,693	869,959	869,959	1,674,972	1,864,652

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).

ACQUISITIONS

SEPTEMBER 30, 2014

Acquisitions Detail for 2014:	Market	Closing Date	Rentable Square Feet	Investment	Percent Leased at Acquisition

Property
				(In thousands)
First Quarter 2014
None

Second Quarter 2014
100 College (1)	University Related - Other	April 4, 2014	510,419	$191,000	99.1%
300 George (2)	University Related - Other	April 4, 2014	518,940	117,000	98.7%
430 Cambridge Science Center (3)	Cambridge, UK	May 15, 2014	42,410	24,400	100.0%

Second quarter total (4)			1,071,769	$332,400	98.9%

Third Quarter 2014
None

Total 2014 Acquisitions			1,071,769	$332,400	98.9%

(1)	Investment includes a minority interest of $5.0 million, an assumed construction loan of $21.7 million and approximately $102.3 million in estimated completion costs.
(2)	Investment includes a minority interest of $5.0 million and an assumed mortgage note payable of $46.3 million.
(3)	Investment includes £11.95 million to be paid upon completion of the building in Q3 2015.
(4)	Excludes approximately 2.3 million square feet of estimated potential development resulting from a 99-year ground lease entered into with Drexel University for approximately $18.2 million during the quarter.

LEASING ACTIVITY (1)

SEPTEMBER 30, 2014

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	GAAP Annualized Base Rent per Leased Sq Ft	Forward-Leased Square Feet	Current Annualized Base Rent per Forward- Leased Sq Ft	GAAP Annualized Base Rent per Forward- Leased Sq Ft
Leased Square Feet as of June 30, 2014	15,296,940			233,061
Expirations	(385,365)	$27.12	$28.36
Terminations	(106,629)	50.32	56.86
Forward-lease delivery (2)	103,192	33.74	33.75	(103,192)	$33.74	$33.75
Renewals and extensions	277,313	28.51	31.11
New leases - 1st generation (2)	152,380	39.02	43.43
New leases - 2nd generation (2)	178,773	44.10	48.92	49,280	59.45	66.32

Leased Square Feet as of September 30, 2014	15,516,604			179,149

	Three Months Ended
Leased Square Feet	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Renewals and extensions	277,313	319,067	173,117	89,297	110,563
New leases	380,433	493,152	307,332	352,541	229,535

Gross Leasing Activity	657,746	812,219	480,449	441,838	340,098

Net Absorption (3)	219,664	(234,891)	96,103	186,657	111,265

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definitions of first and second generation leases and forward-leases, see page 37.
(3)	Net absorption is calculated as total square footage of new leases (excluding pre-leased), renewals, and forward-lease deliveries, less expirations and terminated square feet for the given period.

TENANT IMPROVEMENTS, LEASING COMMISSIONS AND TENANT CONCESSIONS

SEPTEMBER 30, 2014

	Three Months Ended
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Renewals and Extensions (1)
Number of renewals	14	16	10	7	13
Square feet	277,313	319,067	173,117	89,297	110,563
Tenant improvement costs per square foot (2)	$1.50	$1.05	$19.11	$5.27	$—
Leasing commission costs per square foot (2)	1.46	2.17	3.80	3.99	0.65
Tenant concession costs per square foot (2) (3)	—	0.37	—	0.97	1.21

Total tenant improvement, leasing commission, and tenant concession costs psf	$2.99	$3.59	$22.91	$10.23	$1.86

New Leases - 1st Generation (4)
Number of leases	12	16	13	11	16
Square feet	152,380	193,532	133,811	63,231	199,909
Tenant improvement costs per square foot (2)	$62.99	$56.63	$60.47	$34.00	$105.63
Leasing commission costs per square foot (2)	12.60	5.27	12.45	6.97	9.81
Tenant concession costs per square foot (2) (3)	0.31	7.49	5.24	0.77	19.96

Total tenant improvement, leasing commission, and tenant concession costs psf	$75.90	$69.39	$78.16	$41.74	$135.40

New Leases - 2nd Generation (4)
Number of leases	21	28	36	16	8
Square feet	228,053	244,536	173,521	289,310	29,626
Tenant improvement costs per square foot (2)	$87.14	$37.34	$103.64	$34.60	$0.71
Leasing commission costs per square foot (2)	12.19	9.59	5.88	9.33	0.72
Tenant concession costs per square foot (2) (3)	8.63	5.84	12.63	4.20	1.62

Total tenant improvement, leasing commission, and tenant concession costs psf	$107.96	$52.77	$122.15	$48.13	$3.05

New Leases - Pre-Leased
Number of leases	—	3	—	—	—
Square feet	—	55,084	—	—	—
Tenant improvement costs per square foot (2)	$—	$67.75	$—	$—	$—
Leasing commission costs per square foot (2)	—	18.29	—	—	—
Tenant concession costs per square foot (2) (3)	—	9.99	—	—	—

Total tenant improvement, leasing commission, and tenant concession costs psf	$—	$96.03	$—	$—	$—

Total
Number of renewals/leases	47	63	59	34	37
Square feet	657,746	812,219	480,449	441,838	340,098
Tenant improvement costs per square foot (2)	$45.44	$29.74	$61.16	$28.59	$62.15
Leasing commission costs per square foot (2)	7.76	6.24	6.96	7.92	6.04
Tenant concession costs per square foot (2) (3)	3.07	4.37	6.02	3.06	12.26

Total tenant improvement, leasing commission, and tenant concession costs psf	$56.28	$40.35	$74.14	$39.57	$80.45

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Based on management estimates. Assumes all tenant improvement, leasing commission, and tenant concession costs are paid in the calendar year in which the lease is executed, which may be different than the year in which they are actually paid.
(3)	Includes both rent concessions due to free or discounted rent periods and lease incentives paid to tenants.
(4)	Includes forward-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 37.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

SEPTEMBER 30, 2014

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) gains or losses from sales of real estate and (d) acquisition-related expenses, and by subtracting from EBITDA (x) lease termination fees related to 4570 Executive Drive, and (y) net realized gains on investments in securities for the three months ended March 31, 2014. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

SEPTEMBER 30, 2014

Property Status

Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Pre-development

Represents development properties that are engaged in activities related to planning, entitlement or other preparations for future construction.

Development

Represents properties that we are currently developing through ground up construction.

Development Potential

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space that, prior to the execution, was classified as Pre-Development or Development Potential and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, June 28, 2012, and April 23, 2014, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.